UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 22, 2007

EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13900 Riverport Drive, Maryland Heights, MO (Address of Principal Executive Offices)	63043 (Zip Code)

Registrant’s telephone number including area code: 314-770-1666

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Annual Compensation Decisions
On February 22, 2007, the Compensation and Development Committee (the “Compensation Committee”) of the Board of Directors of Express Scripts, Inc. (the “Company”) met and approved several compensation related items for the Company’s Named Executive Officers.  The Named Executive Officers were determined based on those identified in the Summary Compensation Table contained in the Company’s proxy statement dated April 18, 2006 (the “2006 Proxy Statement”).  A summary of the base salaries for the Named Executive Officers is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

The Compensation Committee also approved target and potential annual bonus awards and equity awards for the Named Executive Officers.  A summary of the bonus and equity awards is also included in Exhibit 10.1 hereto and incorporated by reference herein.

Determination of Performance Based Vesting for Equity Awards to Mr. Stiften
On February 22, 2007, the Compensation Committee also made certain determinations regarding the performance targets for equity awards granted to Edward J. Stiften, the Company’s Senior Vice President and Chief Financial Officer, in April 2004 in connection with his original employment agreement with the Company. The awards consist of stock options and restricted stock and were made pursuant to the Company’s 2000 Long-Term Incentive Plan, as amended.  The grants provided for accelerated vesting based on the achievement of specified consolidated earnings per share and EBITDA targets in 2004, 2005 and 2006, subject to continued employment through March 31, 2007.  The Compensation Committee determined that vesting would accelerate on March 31, 2007 on 17,143 shares of restricted stock and 21,563 stock options based on the achievement of the performance targets in 2005 and 2006. Vesting will not be accelerated on the remaining portion of the grants which are still subject to their original vesting terms as follows: 8,571 shares of restricted stock scheduled to vest in April 2014, and 10,781 options scheduled to vest in September 2010.  The options have a split-adjusted exercise price of $39.075 per share.

ITEM 9.01 EXHIBITS

See exhibit index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC.
(Registrant)

Date: February 22, 2007                  By: /s/ Thomas M. Boudreau
Name: Thomas M. Boudreau
Title:  Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Exhibit
10.1*	Summary Of Named Executive Officer 2007 Salaries, 2006 Bonus Awards, 2007 Maximum Bonus Potential, and 2007 Equity and Performance Awards
10.2*
Form of Performance Share Award Agreement used with respect to grants of performance shares by the Company under the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2006

10.3*
Form of Stock Appreciation Right Award Agreement used with respect to grants of stock appreciation rights under the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.2 to the Company’s Current Report on Form 8-K filed March 7, 2006

10.4*
Form of Restricted Stock Agreement used with respect to grants of restricted stock by the Company under the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2004

10.5*
Amended and Restated Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2001

10.6*
Second Amendment to the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.27 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001

10.7*	Third Amendment to the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit A to the Company's Proxy Statement filed April 18, 2006
10.8*
Executive Employment Agreement, dated as of April 11, 2005, and effective as of April 1, 2005, between the Company and George Paz, incorporated by reference to Exhibit No. 10.1 to the Company’s Current Report on Form 8-K filed April 14, 2005

10.9*
Form of Executive Employment Agreement entered into between the Company and certain key executives (including all of the Company’s named executive officers other than Mr. Paz), incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 4, 2006

* Denotes management contract or compensatory plan arrangements.